UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	February 2, 2009
(Date of earliest event reported)	February 2, 2009

Multimedia Games, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas (State or other jurisdiction of incorporation)	74-2611034 (IRS Employer Identification No.)

206 Wild Basin Rd., Bldg. B, Suite 400, Austin, Texas (Address of Principal Executive Offices)	78746 (Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 2, 2009, Multimedia Games, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Adam Chibib, age 42, pursuant to which Mr. Chibib will serve as the Company’s Chief Financial Officer, effective February 10, 2009.  Prior to joining the Company, Mr. Chibib ran a financial consulting practice where he assisted early stage technology companies with debt and equity fund raising, business model and process improvement implementation, and merger and acquisition advisory services.  He previously served as Chief Financial Officer at NetSpend Corporation, Tippingpoint Technologies (NASDAQ:TPTI), Waveset Technologies, and BroadJump, Inc., as well as Controller at Tivoli Systems from February 1997 through January 1999.  From September 1990 through February 1997, Mr. Chibib held various positions at Coopers & Lybrand, LLP and Price Waterhouse, LLP. Mr. Chibib is a Certified Public Accountant.

Mr. Chibib will serve as Chief Financial Officer until his successor is chosen and qualified or until his death, resignation, retirement, disqualification or removal.  Pursuant to the Employment Agreement, Mr. Chibib will receive, during the term of his employment, a salary at the monthly rate of $20,833.33 or $250,000 annualized (“Base Salary”), as well as a $15,000 signing bonus and certain other incentive and target based bonuses.  The Employment Agreement also provides for potential severance payments after employment termination, potential change-in-control benefits and a potential parachute payment excise tax gross-up benefit.   The Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by this reference. On February 2, 2009, the Company and Mr. Chibib also entered into the Company’s form of indemnification agreement, as filed with the Securities and Exchange Commission to the Current Report on Form 8-K on June 4, 2008, which is incorporated herein by reference, and the Company’s form of confidentiality agreement.

Pursuant to the Company’s 2008 Employment Inducement Award Plan (the “Plan”), on February 2, 2009, the Company granted Mr. Chibib an option to purchase 250,000 shares of the Company’s common stock in connection with his appointment as the Company’s Chief Financial Officer.  The option is effective as of February 2, 2009, with an exercise price of $1.71, which was the fair market value of the Company’s common stock on Friday, January 30, 2009.  The option will be immediately exercisable, but the option shares initially will be unvested and will vest 25% after one year, and will continue to vest in equal quarterly installments during each of the following three years. Unless earlier terminated pursuant to its terms, the option will expire on February 2, 2016.

Mr. Chibib will replace Randy Cieslewicz who tendered his resignation in early December 2008 for personal reasons and to pursue other opportunities.  The Company will file its Form 10-Q for the three-month period ended December 31, 2008, on February 9, 2009.  Anthony Sanfilippo, Chief Executive Officer, and Mr. Cieslewicz will certify the results reported in the Company’s Form 10-Q.

Item 8.01. Other Events

On February 2, 2009, the Company issued a press release announcing the appointment of Mr. Chibib as Chief Financial Officer.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Employment Agreement

99.1	Press Release of Multimedia Games, Inc., dated February 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: February 2, 2009	By:	/s/ Randy S. Cieslewicz
Randy S. Cieslewicz
Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement

99.1	Press Release of Multimedia Games, Inc., dated February 2, 2009